SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):             April 10, 2003
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                             The CattleSale Company
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             (Exact name of registrant as specified in its charter)
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    Delaware                      001-07636                   74-1605174
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(State or Other Jurisdiction  (Commission File Number)  (IRS Employer
 of Incorporation)                                       Identification No.)

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            9901 IH-10 West, Suite 800, San Antonio, Texas        78230-2292
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             (Address of Principal Executive Offices)             (Zip Code)
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Registrant's telephone number, including area code: 210-558-2898
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Item 5. Other Events and Required FD Disclosure.

        At a meeting of the Board of Directors held on April 8, 2003, Mr. Phillip P. Krumb, a Director of the Company and its Chief Financial Officer, was elected interim Chief Executive Officer effective April 10, 2003. Mr. Krumb replaces Michael B. Andelman, whose employment was terminated due to a continuing dispute over his duties and responsibilities.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          The CattleSale Company
                                          (Registrant)
Date:  April 14, 2003

                                          By:  /s/ Phillip P. Krumb
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                                               Phillip P. Krumb
                                               Chief Financial Officer